SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): February 26, 2001

                             SILICONIX INCORPORATED
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             (Exact name of Registrant as specified in its charter)


          DELAWARE                      0-3698                   94-1527868
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 (State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)


               2201 LAURELWOOD ROAD, SANTA CLARA, CALIFORNIA 95054
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               (Address of principal executive offices) (Zip code)


Registrant's telephone number, including area code: (408) 988-8000
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.

         Registrant's Board of Directors approved an amendment to Registrant's Bylaws to increase the number of directors from six (6) to eight (8) at Registrant's Board of Directors meeting held February 26, 2001. A copy of the Bylaws is attached hereto as Exhibit 3.3 and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  Exhibit No.               Description
                  -----------               -----------

                  Exhibit 3.3               Bylaws.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SILICONIX INCORPORATED


Date:  May ___, 2001                           By: /s/ King Owyang
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                                                  King Owyang
                                                  President and Chief Executive
                                                  Officer


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